UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act Of 1934

        Date of Report (Date of earliest event reported): March 27, 2003

                          ALLIANCE FINANCIAL COPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New York                   0-15366                    16-1276885
----------------------------    ----------------             -------------------
(State or Other Jurisdiction    (Commission File              (I.R.S. Employer
     of Incorporation)               Number)                 Identification No.)

 120 Madison Street, Syracuse, New York                                 13202
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip code)

                                 (315) 475-4478
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

      On March 27, 2003, Alliance Financial Corporation, a New York corporation (the "Registrant"), issued a press release to announce that the Alliance Bank, N.A Board of Directors approved a resolution authorizing the sale of the Whitney Point Office of Alliance Bank, N.A. to NBT Bank, N.A. The full text of such press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.             Description
-----------             -----------

   99.1                 Press Release, dated March 27, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALLIANCE FINANCIAL CORPORATION


                                        By:    /s/ Jack H. Webb
                                            ------------------------------------
                                        Name:  Jack H. Webb
                                        Title: Chairman, Persident & CEO